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                                                                    EXHIBIT 10.3


                                PLEDGE AGREEMENT

         THIS PLEDGE AGREEMENT (this "Agreement") is made as of May 7, 1999 by Encore Acquisition Partners, Inc., a Delaware corporation (herein called "Pledgor"), in favor of NationsBank, N.A., as Administrative Agent for the ratable benefit of Banks (as defined below) (herein called "Pledgee").

                                   WITNESSETH:

         WHEREAS, Pledgor, Encore Operating, L.P., a Texas limited partnership ("Borrower"), Pledgee, First Union National Bank, as Syndication Agent, BankBoston, N.A., as Documentary Agent, and Banks are parties to a Credit Agreement dated as of May 7, 1999, pursuant to which Banks have made a revolving credit loan to Borrower and agreed to issue and participate in letters of credit issued on behalf of Borrower (herein called the "Credit Agreement"); and

         WHEREAS, it is a condition to the agreement of Banks to extend (and/or to continue to extend) credit under the Credit Agreement that Pledgor execute and deliver this Agreement in favor of Pledgee for the benefit of Banks.

         NOW, THEREFORE, in consideration of the premises and in order to induce Banks to extend (and/or to continue to extend) credit under the Credit Agreement, Pledgor hereby agrees with Pledgee as follows:

                                    ARTICLE I

                           Definitions and References

         Section 1.1. General Definitions. As used herein, the terms "Agreement," "Credit Agreement," "Borrower," "Pledgee," and "Pledgor," shall have the meanings indicated above, and the following terms shall have the following meanings:

         "Bank" means any financial institution reflected on Schedule 1 to the Credit Agreement and its successors and assigns, and "Banks" shall mean all Banks.

         "Code "means the Uniform Commercial Code in effect in the State of Texas on the date hereof.

         "Collateral" means all property of whatever type, in which Pledgee at any time has a security interest pursuant to Section 2.1.

         "Commitment" means the agreement or commitment by Banks to make loans or otherwise extend credit to Borrower under the Credit Agreement, and any other agreement, commitment, statement of terms or other document contemplating the making of loans or advances or other extension of credit by Banks to or for the account of Borrower which is now or at any time hereafter intended to be secured by the Collateral under this Agreement.

         "Obligation Documents" means the Credit Agreement, the Note, the other Loan Papers, and all other documents and instruments under, by reason of which, or pursuant to which, any or


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all of the Obligations are evidenced, governed, secured, or otherwise dealt with, and all other agreements, certificates, and other documents, instruments and writings heretofore or hereafter delivered in connection herewith or therewith.

         "Obligations" means all present and future indebtedness, obligations and liabilities of whatever type which are or shall be secured pursuant to
Section 2.2.

         "Other Liable Party" means any Person, other than Borrower, who may now or may at any time hereafter be primarily or secondarily liable for any of the Obligations or who may now or may at any time hereafter have granted to Pledgee or Banks a Lien upon any property as security for the Obligations.

         "Pledged Equity" the meaning given it in Section 2.1.

         Section 1.2. Other Definitions. Reference is hereby made to the Credit Agreement for a statement of the terms thereof. All capitalized terms used in this Agreement which are defined in the Credit Agreement and not otherwise defined herein shall have the same meanings herein as set forth therein. All terms used in this Agreement which are defined in the Code and not otherwise defined herein or in the Credit Agreement shall have the same meanings herein as set forth therein, except where the context otherwise requires.

         Section 1.3. Exhibits. All exhibits attached to this Agreement are a part hereof for all purposes.

         Section 1.4. Amendment of Defined Instruments. Unless the context otherwise requires or unless otherwise provided herein, references in this Agreement to a particular agreement, instrument or document also refer to and include all renewals, extensions, amendments, modifications, supplements or restatements of any such agreement, instrument or document, provided that nothing contained in this Section 1.4 shall be construed to authorize any Person to execute or enter into any such renewal, extension, amendment, modification, supplement or restatement.

         Section 1.5. References and Titles. All references in this Agreement to Exhibits, Articles, Sections, subsections, and other subdivisions refer to the Exhibits, Articles, Sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any subdivision are for convenience only and do not constitute any part of any such subdivision and shall be disregarded in construing the language contained in this Agreement. The words "this Agreement," "herein," "hereof," "hereby," "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The phrases "this Section" and "this subsection" and similar phrases refer only to the Sections or subsections hereof in which the phrase occurs. The word "or" is not exclusive, and the word "including" (in all of its forms) means "including without limitation". Pronouns in masculine, feminine and neuter gender shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa unless the context otherwise requires.



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                                   ARTICLE II

                                Security Interest

         Section 2.1. Grant of Security Interest. As collateral security for all of the Obligations, Pledgor hereby pledges and assigns to Pledgee and grants to Pledgee a continuing first priority security interest for the benefit of Banks in and to all of the following rights, interests and property:

         (a) all of the issued and outstanding shares of capital stock, membership interests or partnership interests of each Subsidiary of Pledgor now owned or hereafter acquired by Pledgor including, without limitation, the shares, membership interests or partnership interests of each Subsidiary of Pledgor owned by Pledgor on the date hereof (all of the foregoing being herein sometimes called the "Pledged Equity");

         (b) any and all proceeds or other sums arising from or by virtue of, and all dividends and distributions (cash or otherwise) payable and/or distributable with respect to, all or any of the Pledged Equity described in clause (a) preceding; and

         (c) all cash, securities, dividends and other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Equity described in clause (a) hereof and any other property substituted or exchanged therefor.

         Section 2.2. Obligations Secured. The security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, indebtedness and liabilities, whether now existing or hereafter incurred:

         (a) Credit Agreement Indebtedness. The payment by Borrower, as and when due and payable, of all amounts from time to time owing by Borrower under or in respect of the Credit Agreement, the Notes or any of the other Obligation Documents.

         (b) Renewals. All renewals, extensions, amendments, modifications, supplements, or restatements of, or substitutions for, any of the foregoing.

         (c) Performance. The due performance and observance by Borrower of all of its other obligations from time to time existing under or in respect of any of the Obligation Documents.

         (d) Hedge Transactions. The payment and performance of any and all present or future obligations of Borrower according to the terms of any present or future Hedge Transaction, including, without limitation, any present or future swap agreements, cap, floor, collar, exchange, transaction, forward agreement or other exchange or protection agreements relating to crude oil, natural gas or other Hydrocarbons, or any option with respect to any such transaction now existing or hereafter entered into between and/or among Pledgor, Borrower, Pledgee, any Bank or any affiliate of any of the foregoing.



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                                   ARTICLE III

                    Representations Warranties and Covenants

         Section 3.1. Representations and Warranties. Pledgor represents and warrants as follows:

         (a) Ownership and Liens. Pledgor has good and marketable title to the Collateral free and clear of all Liens, encumbrances or adverse claims, except for the security interest created by this Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except such as have been filed in favor of Pledgee relating to this Agreement.

         (b) No Conflicts or Consents. Neither the ownership or the intended use of the Collateral by Pledgor, nor the grant of the security interest by Pledgor to Pledgee herein, nor the exercise by Pledgee of its rights or remedies hereunder, will (i) conflict with any provision of (a) any domestic or foreign law, statute, rule or regulation, (b) the articles of incorporation, certificate of limited partnership, partnership agreement, regulations, charter or bylaws of Pledgor, or (c) any agreement, judgment, license, order or permit applicable to or binding upon Pledgor, or (ii) result in or require the creation of any Lien, charge or encumbrance upon any assets or properties of Pledgor except as expressly contemplated in the Obligation Documents. Except as expressly contemplated in the Obligation Documents, no consent, approval, authorization or order of, and no notice to or filing with, any court, Governmental Authority or third party is required in connection with the grant by Pledgor of the security interest herein, or the exercise by Pledgee of its rights and remedies hereunder.

         (c) Security Interest. Pledgor has and will have at all times full right, power and authority to grant a security interest in the Collateral to Pledgee in the manner provided herein, free and clear of any Lien, adverse claim, or encumbrance. This Agreement creates a valid and binding security interest in favor of Pledgee in the Collateral securing the Obligations. The taking possession by Pledgee (for the ratable benefit of Banks) of all certificates, instruments and cash constituting Collateral from time to time and the filing of the financing statements delivered concurrently herewith by Pledgor to Pledgee will perfect, and establish the first priority of, Pledgee's security interest hereunder in the Collateral securing the Obligations. No further or subsequent filing, recording, registration, other public notice or other action is necessary or desirable to perfect or otherwise continue, preserve or protect such security interest except for continuation statements or filings as contemplated in Section 3.3(b).

         (d) Pledged Equity. (i) Pledgor is the legal and beneficial owner of the Pledged Equity issued by each Subsidiary of Pledgor, (ii) the Pledged Equity is duly authorized and issued, fully paid and non-assessable, and all documentary, stamp or other Taxes or fees owing in connection with the issuance, transfer and/or pledge thereof hereunder have been paid, (iii) no dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Pledged Equity, (iv) the Pledged Equity is free and clear of all Liens, options, warrants, puts, calls or other rights of third Persons, and restrictions, other than (a) those Liens arising under this Agreement or any other of the Loan Papers and Liens for Taxes not yet due and payable, and (b) restrictions on transferability imposed by applicable state and federal securities Laws, (v) Pledgor has full right and authority to pledge the Pledged Equity for the purposes and upon the terms set out herein, (vi) certificates (or other evidence acceptable to Pledgee) representing the



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Pledged Equity have been delivered to Pledgee, together with a duly executed blank stock power (as applicable) with signatures guaranteed, for each certificate, (vii) the Pledged Equity constitutes all of the issued and outstanding capital stock, membership interests or partnership interests of each Subsidiary of Pledgor of every class, and (viii) no Subsidiary of Pledgor has issued, and there are not outstanding, any options, warrants or other rights to acquire capital stock, membership interests, or partnership interests of any Subsidiary of Pledgor.

         Section 3.2. Affirmative Covenants. Unless Pledgee shall otherwise consent in writing, Pledgor will at all times comply with the covenants contained in this Section 3.2 from the date hereof and so long as any part of the Obligations or Commitments is outstanding.

         (a) Ownership and Liens. Pledgor will maintain good and marketable title to all Collateral free and clear of all Liens encumbrances or adverse claims, except for the security interest created by this Agreement and the security interests and other encumbrances expressly permitted by the Credit Agreement. Pledgor will cause to be terminated any financing statement or other registration with respect to the Collateral, except such as may exist or as may have been filed in favor of Pledgee. Pledgor will defend Pledgee's right, title and special property and security interest in and to the Collateral against the claims of any Person.

         (b) Further Assurances. Pledgor will, at its expense and at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that Pledgee may request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest; (ii) to enable Pledgee to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) to otherwise effect the purposes of this Agreement, including, without limitation: (A) executing and filing such financing or continuation statements, or amendments thereto, as may be necessary or desirable or that Pledgee may request in order to perfect and preserve the security interest created or purported to be created hereby; and
(B) furnishing to Pledgee from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Pledgee may reasonably request, all in reasonable detail.

         (c) Delivery of Pledged Equity. All certificates, instruments and writings evidencing the Pledged Equity shall be delivered to Pledgee on or prior to the execution and delivery of this Agreement. All other certificates, instruments and writings hereafter evidencing or constituting Pledged Equity shall be delivered to Pledgee promptly upon the receipt thereof by or on behalf of Pledgor. All such Pledged Equity shall be held by or on behalf of Pledgee pursuant hereto and shall be delivered in the same manner and with the same effect as described in Section 2.1 and Section 3.1 hereof. Upon delivery, such equity interests shall thereupon constitute "Pledged Equity" and shall be subject to the Liens herein created, for the purposes and upon the terms and conditions set forth in this Agreement and the other Loan Papers.

         (d) Proceeds of Pledged Equity. If Pledgor shall receive, by virtue of its being or having been an owner of any Pledged Equity, any (i) shares of capital stock, membership interests and/or partnership interests (including any certificate representing any shares of capital stock, membership interests and/or partnership interests or distribution in connection with any increase or reduction of capital, reorganization, reclassification, merger, consolidation, sale of assets, or spinoff or split-off), promissory note or other instrument or writing; (ii) option or right,



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whether as an addition to, substitution for, or in exchange for, any Pledged
Equity or otherwise; (iii) dividends payable in cash (except such dividends permitted to be retained by Pledgor pursuant to Section 4.7 hereof) or in securities or other property; or (iv) dividends or other distributions in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, Pledgor shall receive the same in trust for the benefit of Pledgee, shall segregate it from Pledgor's other property, and shall promptly deliver it to Pledgee in the exact form received, with any necessary endorsement or appropriate stock powers duly executed in blank, to be held by Pledgee as Collateral.

         (e) Status of Pledged Equity. The certificates (or other instruments and writings) evidencing the Pledged Equity shall at all times be valid and genuine and shall not be altered. The Pledged Equity at all times shall be duly authorized, validly issued, fully paid, and non-assessable, shall not be issued in violation of the pre-emptive rights of any Person or of any agreement by which Pledgor or any of its Subsidiaries is bound, and, except for the partnership agreement, regulations or bylaws of Pledgor, shall not be subject to any restrictions or conditions with respect to the transfer, voting or capital of any Pledged Equity.

         Section 3.3. Negative Covenants. Unless Pledgee shall otherwise consent in writing, Pledgor will at all times comply with the covenants contained in this Section 3.3 from the date hereof and so long as any part of the Obligations or the Commitments is outstanding.

         (a) Transfer or Encumbrance. Pledgor will not sell, assign (by operation of law or otherwise), transfer, exchange, lease or otherwise dispose of any of the Collateral, nor will Pledgor grant a Lien upon or execute, file or record any financing statement or other registration with respect to the Collateral, nor will Pledgor allow any such Lien, financing statement, or other registration to exist or deliver actual or constructive possession of the Collateral to any other Person other than Liens in favor of Pledgee.

         (b) Financing Statement Filings. Pledgor recognizes that financing statements pertaining to the Collateral have been or may be filed where Pledgor maintains any Collateral, has its records concerning any Collateral or has its chief executive office or chief place of business. Without limitation of any other covenant herein, Pledgor will not cause or permit any change to be made in its name, identity or corporate, partnership or limited liability company structure, or any change to be made to a jurisdiction other than as represented in Section 3.1 hereof in (i) the location of any records concerning any Collateral, or (ii) in the location of its chief executive office or chief place of business, unless Pledgor shall have notified Pledgee of such change at least thirty (30) days prior to the effective date of such change, and shall have first taken all action required by Pledgee for the purpose of further perfecting or protecting the security interest in favor of Pledgee in the Collateral. In any notice furnished pursuant to this subsection, Pledgor will expressly state that the notice is required by this Agreement and contains facts that may require additional filings of financing statements or other notices for the purposes of continuing perfection of Pledgee's security interest in the Collateral.

         (c) Impairment of Security Interest. Pledgor will not take or fail to take any action which would in any manner impair the enforceability of Pledgee's security interest in any Collateral.



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         (d) Dilution of Pledged Equity. Pledgor will not permit the issuance of
(i) any additional shares of capital stock, membership interests or partnership interests of any class of any of its Subsidiaries (unless immediately upon issuance the same are pledged and delivered to Pledgee pursuant to the terms hereof), (ii) any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such capital stock, membership interests or partnership interests, or (iii) any warrants, options, contracts or other commitments entitling any Person to purchase or otherwise acquire any such capital stock; membership interests or partnership interests of any Subsidiary of Pledgor.

         (e) Restrictions on Pledged Equity. Except for the partnership agreement, regulations or bylaws of each Subsidiary of Pledgor, Pledgor will not enter into any agreement creating, or otherwise permit to exist, any restriction or condition upon the transfer, voting or control of any Pledged Equity.

                                   ARTICLE IV.

                       Remedies, Powers and Authorization

         Section 4.1. Provisions Concerning the Collateral.

         (a) Additional Financing Statement Filings. Pledgor hereby authorizes Pledgee to file, without the signature of Pledgor where permitted by law, one
(1) or more financing or continuation statements, and amendments thereto, relating to the Collateral. Pledgor further agrees that a carbon, photographic or other reproduction of this Agreement or any financing statement describing any Collateral is sufficient as a financing statement and may be filed in any jurisdiction Pledgee may deem appropriate.

         (b) Power of Attorney. Pledgor hereby irrevocably appoints Pledgee as Pledgor's attorney-in-fact and proxy, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in Pledgee's discretion, to take any action (except for the exercise of any voting rights pertaining to the Pledged Equity or any part thereof) and to execute any instrument, certificate or notice which Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement including, without limitation: (i) to request or instruct Pledgor (and each registrar, transfer agent, or similar Person acting on behalf of Pledgor) to register the pledge or transfer of the Collateral to Pledgee; (ii) to otherwise give notification to Pledgor, registrar, transfer agent, financial intermediary, or other Person of Pledgee's security interests hereunder; (iii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (iv) to receive, indorse and collect any drafts or other instruments, documents and chattel paper; and (v) to file any claims or take any action or institute any proceedings which Pledgee may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Pledgee with respect to any of the Collateral.

         (c) Performance by Pledgee. If Pledgor fails to perform any agreement or obligation contained herein, Pledgee may itself perform, or cause performance of, such agreement or obligation, and the expenses of Pledgee incurred in connection therewith shall be payable by Pledgor under Section 4.4.



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         (d) Collection Rights. Pledgee shall have the right at any time, upon the occurrence and during the continuance of an Event of Default, to notify any or all obligors (including without limitation Pledgor) under any accounts or general intangibles included among the Collateral of the assignment thereof to Pledgee and to direct such obligors to make payment of all amounts due or to become due to Pledgor thereunder directly to Pledgee and, upon such notification and at the expense of Pledgor and to the extent permitted by law, to enforce collection thereof and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Pledgor could have done. After Pledgor receives notice that Pledgee has given any notice referred to above in this subsection, (i) all amounts and proceeds (including instruments and writings) received by Pledgor in respect of such accounts or general intangibles shall be received in trust for the benefit of Pledgee hereunder, shall be segregated from other funds of Pledgor and shall be forthwith paid over to Pledgee in the same form as so received (with any necessary indorsement) to be held as cash collateral and (A) released to Pledgor upon the remedy of all Defaults or Events of Default, or (B) if any Event of Default shall have occurred and be continuing, applied as specified in Section 4.3, and (ii) Pledgor will not adjust, settle or compromise the amount or payment of any such account or general intangible or release wholly or partly any account debtor or obligor thereof (including without limitation Pledgor) or allow any credit or discount thereon.

         Section 4.2. Event of Default Remedies. If an Event of Default shall have occurred and be continuing, Pledgee may from time to time in its discretion, without limitation and without notice except as expressly provided below:

         (a) exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, under the other Obligation Documents or otherwise available to it, all the rights and remedies of a secured party on default under the Code (whether or not the Code applies to the affected Collateral);

         (b) require Pledgor to, and Pledgor hereby agrees that it will at its expense and upon request of Pledgee forthwith, assemble all or part of the Collateral as directed by Pledgee and make it available to Pledgee at a place to be designated by Pledgee which is reasonably convenient to both parties;

         (c) reduce its claim to judgment against Pledgor or foreclose or otherwise enforce, in whole or in part, the security interest created hereby by any available judicial procedure;

         (d) dispose of, at its office, on the premises of Pledgor or elsewhere, all or any part of the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale of any part of the Collateral shall not exhaust Pledgee's power of sale, but sales may be made from time to time, and at any time, until all of the Collateral has been sold or until the Obligations have been paid and performed in full), and at any such sale it shall not be necessary to exhibit any of the Collateral;

         (e) buy (or allow any Bank to buy) the Collateral, or any part thereof, at any public sale;



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         (f) buy (or allow any Bank to buy) the Collateral, or any part thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations;

         (g) apply by appropriate judicial proceedings for appointment of a receiver for the Collateral, or any part thereof, and Pledgor hereby consents to any such appointment; and

         (h) at its discretion, retain the Collateral in satisfaction of the Obligations whenever the circumstances are such that Pledgee is entitled to do so under the Code or otherwise (provided that Pledgee shall in no circumstances be deemed to have retained the Collateral in satisfaction of the Obligations in the absence of an express notice by Pledgee to Pledgor that Pledgee has either done so or intends to do so).

         Pledgor agrees that, to the extent notice of sale shall be required by law, at least five (5) days' notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Pledgee shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Pledgee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

         Section 4.3. Application of Proceeds. If any Event of Default shall have occurred and be continuing, Pledgee may in its discretion apply any cash held by Pledgee as Collateral, and any cash proceeds received by Pledgee in respect of any sale of, collection from, or other realization upon all or any part of the Collateral, to any or all of the following in such order as Pledgee may elect:

         (a) to the repayment of the reasonable costs and expenses, including reasonable attorneys' fees and legal expenses, incurred by Pledgee in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral, (iii) the exercise or enforcement of any of the rights of Pledgee hereunder, or (iv) the failure of Pledgor to perform or observe any of the provisions hereof;

         (b) to the payment or other satisfaction of any Liens, encumbrances, or adverse claims upon or against any of the Collateral;

         (c) to the reimbursement of Pledgee for the amount of any obligations of Pledgor or any Other Liable Party paid or discharged by Pledgee pursuant to the provisions of this Agreement or the other Obligation Documents, and of any expenses of Pledgee payable by Pledgor hereunder or under the other Obligation Documents;

         (d) to the satisfaction of any other Obligations or any other indebtedness of Pledgor and/or Borrower to Banks or Pledgee;

         (e) by holding the same as Collateral;



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         (f) To the payment of any other amounts required by applicable law
(including, without limitation, Section 9.504(a)(3) of the Code or any successor or similar, applicable statutory provision); and

         (g) by delivery to Pledgor or to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

         Section 4.4. Release and Expenses. In addition to, and not in qualification of, any similar obligations under other Obligation Documents:

         (a) Pledgor agrees to release and forever discharge Pledgee and each Bank from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement). The foregoing release and discharge shall apply whether or not such claims, losses and liabilities are in any way or to any extent owed, in whole or in part, under any claim or theory of strict liability or are, to any extent caused, in whole or in part, by any negligent act or omission of any kind by Pledgee or any Bank.

         (b) Pledgor will upon demand pay to Pledgee the amount of any and all costs and expenses, including the fees and disbursements of Pledgee's counsel and of any experts and agents, which Pledgee may incur in connection with (i) the transactions which give rise to this Agreement; (ii) the preparation of this Agreement and the perfection and preservation of the security interest created under this Agreement; (iii) the administration of this Agreement; (iv) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral; (v) the exercise or enforcement of any of the rights of Pledgee hereunder; or (vi) the failure by Pledgor to perform or observe any of the provisions hereof, except expenses resulting from Pledgee's gross negligence or willful misconduct.

         Section 4.5. Non-Judicial Remedies. In granting to Pledgee the power to enforce its rights hereunder without prior judicial process or judicial hearing, Pledgor expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require Pledgee to enforce its rights by judicial process. In so providing for non judicial remedies, Pledgor recognizes and concedes that such remedies are consistent with the usage of trade, are responsive to commercial necessity, and are the result of a bargain at arm's length. Nothing herein is intended to prevent Pledgee or Pledgor from resorting to judicial process at either party's option.

         Section 4.6. Other Recourse. Pledgor waives any right to require Pledgee or Banks to proceed against any other Person, exhaust any Collateral or other security for the Obligations, or to have any Other Liable Party joined with Pledgor in any suit arising out of the Obligations or this Agreement, or pursue any other remedy in Pledgee's power. Pledgor further waives any and all notice of acceptance of this Agreement and of the creation, modification, rearrangement, renewal or extension for any period of any of the Obligations of any Other Liable Party from time to time. Pledgor further waives any defense arising by reason of any disability or other defense of any Other Liable Party or by reason of the cessation from any cause whatsoever of the liability of any Other Liable Party. Until all of the Obligations shall have been paid in full, Pledgor shall have no right to subrogation and Pledgor waives the right to enforce any remedy which Pledgee or any Bank has or may hereafter have against any Other Liable Party, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Pledgee. Pledgor authorizes Pledgee and each Bank, without notice or demand



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

and without any reservation of rights against Pledgor and without affecting Pledgor's or Borrower's liability hereunder or on the Obligations, from time to time to (a) take or hold any other property of any type from any other Person as security for the Obligations, and exchange, enforce, waive and release any or all of such other property, (b) apply the Collateral or such other property and direct the order or manner of sale thereof as Pledgee may in its discretion determine, (c) renew, extend for any period, accelerate, modify, compromise, settle or release any of the obligations of any Other Liable Party in respect to any or all of the Obligations or other security for the Obligations, (d) waive, enforce, modify, amend or supplement any of the provisions of any Obligation Document with any Person other than Pledgor, and (e) release or substitute any Other Liable Party.

         Section 4.7. Voting Rights. Dividends Etc, in Respect of Pledged Equity

         (a) So long as no Event of Default shall have occurred and be continuing Pledgor may receive and retain any and all dividends or interest paid in respect of the Pledged Equity; provided, however, that any and all

                  (i) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of or in exchange for, any Pledged Equity,

                  (ii) dividends and other distributions paid or payable in cash in respect of any Pledged Equity in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, and

                  (iii) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Equity, shall be, and shall forthwith be delivered to Pledgee to hold as, Pledged Equity and shall, if received by Pledgor, be received in trust for the benefit of Pledgee, be segregated from the other property or funds of Pledgor, and be forthwith delivered to Pledgee in the exact form received with any necessary indorsement or appropriate stock powers duly executed in blank, to be held by Pledgee as Collateral.

         (b) Upon the occurrence and during the continuance of an Event of
Default:

                  (i) all rights of Pledgor to receive and retain the dividends and interest payments which Pledgor would otherwise be authorized to receive and retain pursuant to subsection (a) of this section shall automatically cease, and all such rights shall thereupon become vested in Pledgee which shall thereupon have the right to receive and hold as Pledged Equity such dividends and interest payments;

                  (ii) without limiting the generality of the foregoing, Pledgee may at its option exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Equity (except voting rights) as if it were the absolute owner thereof, including, without limitation, the right to exchange, in its discretion, any and all of the Pledged Equity upon the merger, consolidation, reorganization, recapitalization or other adjustment of Pledgor or any of its Subsidiaries, or upon the exercise by Pledgor or any of its Subsidiaries of any right, privilege or option pertaining to any Pledged Equity, and, in connection therewith, to deposit and deliver any and all of the Pledged Equity with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine; and

                  (iii) all dividends and interest payments which are received by Pledgor contrary to the provisions of subsection (b) (i) of this section shall be received in trust for the benefit of Pledgee, shall be segregated from other funds of Pledgor, and shall be forthwith paid over to Pledgee as Pledged Equity in the exact form received, to be held by Pledgee as Collateral.

Anything herein to the contrary notwithstanding, Pledgee may not exercise any voting rights pertaining to the Pledged Equity and Pledgor may at all times exercise any and all voting rights pertaining to the Pledged Equity or any part thereof for any purpose not inconsistent with the terms of this Agreement or any other Obligation Document; provided, however, upon the occurrence and during the continuance of a Default or an Event of Default, Pledgor will not exercise or refrain from exercising any such right, as the case may be, if Pledgee gives notice that, in Pledgee's judgment, such action would result in a Material Adverse Change with respect to the value of the Pledged Equity or the benefits to Pledgee of its security interest hereunder.

         Section 4.8. Private Sale of Pledged Equity. Pledgor recognizes that Pledgee may deem it impracticable to effect a public sale of all or any part of the Pledged Equity and that Pledgee may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that Pledgee shall have no obligation to delay the sale of any such securities for the period of time necessary to permit Pledgor to register such securities (with no obligation of Pledgor to accomplish such registration) for public sale under the Securities Act of 1933, as amended. Pledgor further acknowledges and agrees that any offer to sell such securities which has been (a) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of Dallas, Texas (to the extent that such an offer may be so advertised without prior registration under the Securities Act), or (b) made privately in the manner described above to not less than fifteen (15) bona fide offerees shall be deemed to involve a "public sale" for the purposes of Section 9.504(c) of the Code (or any successor or similar, applicable statutory provision) as then in effect in the State of Texas, notwithstanding that such sale may not constitute a "public offering" under the Securities Act of 1933, as amended, and that Pledgee may, in such event, bid for the purchase of such securities.

                                    ARTICLE V

                                  Miscellaneous

         Section 5.1. Notices. Any notice or communication required or permitted hereunder shall be given in writing, sent by personal delivery, by telecopy, by delivery service with proof of delivery, or by registered or certified United States mail, postage prepaid, addressed to the appropriate party as follows:

To Pledgor:                Encore Acquisition Partners, Inc.
                           201 Main Street, Suite 1455
                           Fort Worth, Texas 76102
                           Fax No.: (817) 877-1655

To Pledgee:                NationsBank, N.A., as Administrative Agent for Banks
                           901 Main Street, 64th Floor
                           Dallas, Texas 75202
                           Fax No. (214) 209-1285

or to such other address or to the attention of such other individual as hereafter shall be designated in writing by the applicable party sent in accordance herewith. Any such notice or communication shall be deemed to have been given (a) in the case of personal delivery or delivery service, as of the date of first attempted delivery at the address or in the manner provided herein, (b) in the case of telecopy, upon receipt, or (c) in the case of registered or certified United States mail, three (3) days after deposit in the mail.

         Section 5.2. Amendments. No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by Pledgor, Pledgee and Banks, and no waiver of any provision of this Agreement, and no consent to any departure by Pledgor therefrom, shall be effective unless it is in writing and signed by Pledgee and Banks, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given and to the extent specified in such writing.

         Section 5.3. Preservation of Rights. No failure on the part of Pledgee or any Bank to exercise, and no delay in exercising, any right hereunder or under any other Obligation Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. Neither the execution nor the delivery of this Agreement shall in any manner impair or affect any other security for the Obligations. The rights and remedies of Pledgee and Banks provided herein and in the other Obligation Documents are cumulative of and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of Pledgee and Banks under any Obligation Document against any party thereto are not conditional or contingent on any attempt by Pledgee or Banks to exercise any of its rights under any other Obligation Document against such party or against any other Person.

         Section 5.4. Unenforceability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         Section 5.5. Survival of Agreements. All representations and warranties of Pledgor herein, and all covenants and agreements herein shall survive the execution and delivery of this Agreement, the execution and delivery of any other Obligation Documents and the creation of the Obligations.

         Section 5.6. Other Liable Party. Neither this Agreement nor the exercise by Pledgee or any Bank or the failure of Pledgee or any Bank to exercise any right, power or remedy conferred herein or by law shall be construed as relieving any Other Liable Party from liability on the Obligations or any deficiency thereon. This Agreement shall continue irrespective of the fact that the liability of any Other Liable Party may have ceased or irrespective of the validity or enforceability of any other Obligation Document to which Pledgor or any Other Liable Party may be a party, and notwithstanding the reorganization, death, incapacity or bankruptcy of any Other Liable Party, and notwithstanding the reorganization or bankruptcy or other event or proceeding affecting any Other Liable Party.

         Section 5.7. Binding Effect and Assignment. This Agreement creates a continuing security interest in the Collateral and (a) shall be binding on Pledgor and its successors and permitted assigns, and (b) shall inure, together with all rights and remedies of Pledgee hereunder, to the benefit of Pledgee and Banks and their respective successors, transferees and assigns. Without limiting the generality of the foregoing, Pledgee and Banks may pledge, assign or otherwise transfer any or all of their respective rights under any or all of the Obligation Documents to any other Person, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted herein or otherwise. None of the rights or duties of Pledgor hereunder may be assigned or otherwise transferred without the prior written consent of Pledgee and Banks.

         Section 5.8. Termination. It is contemplated by the parties hereto that there may be times when no Obligations are outstanding, but notwithstanding such occurrences, this Agreement shall remain valid and shall be in full force and effect as to subsequent outstanding Obligations. Upon the satisfaction in full of the Obligations, upon the termination or expiration of the Credit Agreement and any other Commitment of Banks to extend credit to Borrower, and upon written request for the termination hereof delivered by Pledgor to Pledgee and Banks, this Agreement and the security interest created hereby shall terminate and all rights to the Collateral shall revert to Pledgor. Pledgee will, upon Pledgor's request and at Pledgor's expense, (a) return to Pledgor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof, and (b) execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination.

         SECTION 5.9. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA.

         Section 5.10. Counterparts. This Agreement may be separately executed in any number of counterparts, all of which when so executed shall be deemed to constitute one and the same Agreement.

         Section 5.11. Loan Paper. This Agreement is a "Loan Paper", as defined in the Credit Agreement, and, except as expressly provided herein to the contrary, this Agreement is subject to all provisions of the Credit Agreement governing such Loan Paper.



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

         IN WITNESS WHEREOF, Pledgor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

                                     ENCORE ACQUISITION PARTNERS, INC.,
                                     a Delaware corporation

                                     By: /s/ BRUCE B. SELKIRK, III
                                        ----------------------------------------
                                         Bruce B. Selkirk, III,
                                         Executive Vice President and
                                         Chief Financial Officer



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